UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 7, 2004

CARTER’S, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31829	19-3912933
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1170 Peachtree St. NE, Suite 900 Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 745-2700

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On December 7, 2004, Berkshire Partners LLC (“Berkshire”), a private equity firm whose investment funds (the “Berkshire Funds”) own approximately 37% of the common stock of Carter’s, Inc. (the “Company”), issued a press release announcing a distribution of 3.0 million shares of Company stock to both the general partner and limited partners of the Berkshire Funds.  A copy of this press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits.

       (c)    Exhibits:

            99.1                                     Press Release issued by Berkshire on December 7, 2004.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER’S, INC.

Date: December 7, 2004	By:	/s/ Michael D. Casey
	Name:	Michael D. Casey
	Title:	Executive Vice President and
Chief Financial Officer and Secretary

EXHIBIT INDEX

The following designated exhibits are incorporated by reference or filed with this report, as indicated:

            99.1                                     Press Release issued by Berkshire on December 7, 2004.